Execution Copy

OMNIBUS AMENDMENT No. 8
THIS OMNIBUS AMENDMENT NO. 8, dated as of August 31, 2018 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), in each case as the same may be amended, restated, modified and/or supplemented from time to time: (1) the Third Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2014, by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc., as servicer (the “Servicer” or “MORI”), and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”) (the “Indenture”); (2) the Second Amended and Restated Note Purchase Agreement, dated September 15, 2014, by and among the Issuer, the Servicer, MORI SPC Series Corp., as seller (the “Seller”), Marriott Vacations Worldwide Corporation, as performance guarantor (the “Performance Guarantor” or “MVW”), the Purchasers (as defined in the Transaction Documents) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) (the “Note Purchase Agreement”); (3) the Second Amended and Restated Purchase Agreement, dated as of September 1, 2014, by and between MORI and the Seller (the “Purchase Agreement”); (4) the Second Amended and Restated Sale Agreement, dated as of September 1, 2014, by and between the Seller and the Issuer (the “Sale Agreement”); (5) the Second Amended and Restated Performance Guaranty, dated as of September 1, 2014, by the Performance Guarantor in favor or the Issuer and the Indenture Trustee (the “Performance Guaranty”); (6) the Custodial Agreement, dated as of September 1, 2011, by and among Wells Fargo Bank, National Association, as custodian (the “Custodian”), the Issuer, the Indenture Trustee and the Servicer (the “Custodial Agreement”); (7) the Administration Agreement, dated as of September 1, 2011, by and among the Issuer, MORI, as administrator (the “Administrator”), the Indenture Trustee and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) (the “Administration Agreement”); (8) the Amended and Restated Trust Agreement, dated September 28, 2011, by and between MVCO Series LLC, as owner (the “Owner” and together with the Issuer, MORI, MVW, the Seller, the Performance Guarantor, the Administrative Agent, the Indenture Trustee, the Servicer, the Administrator, the Back-Up Servicer, the Custodian, the Owner Trustee, the Purchasers and the Funding Agents, the “Transaction Parties”) and the Owner Trustee (the “Trust Agreement”); and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.
RECITALS
WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Third Amended and Restated Standard Definitions”) in the manner set forth herein.
WHEREAS, the Transaction Parties party to the Indenture desire to amend the Indenture in the manner set forth herein.
WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

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NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:
Section 1.01.    Amendment to the Standard Definitions
The following definitions shall replace the corresponding definition in the Third Amended and Restated Standard Definitions:
““Corporate Revolver Facility” shall mean that certain Credit Agreement, dated as of August 31, 2018, among MVW, MORI and, on and after the ILG Joinder Date (as defined therein), Interval Acquisition Corp., as borrowers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the several banks and other financial institutions or entities from time to time parties thereto, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with its terms (except with respect to the definition of Financial Covenants and the defined terms used therein but not defined in the Third Amended and Restated Standard Definitions, which shall be amended, supplemented or otherwise modified in accordance with the definition of “Financial Covenants”); provided, to the extent the Corporate Revolver Facility is terminated in its entirety and replaced with a new financing agreement, the definition of “Corporate Revolver Facility” set forth herein shall automatically refer to such new financing agreement so long as each Committed Purchaser (or affiliate thereof) is a lender under such new financing agreement at the time such new financing agreement is entered into.”
““Financial Covenants” shall mean the “Financial Covenant” set forth in the Corporate Revolver Facility in effect on August 31, 2018 (without giving any effect to any amendment, supplement or modification thereto after such date) (the “August 2018 Revolver”); provided, to the extent the August 2018 Revolver is amended, supplemented or otherwise modified after August 31, 2018 or replaced with a new financing agreement in accordance with the definition of Corporate Revolver Facility, the definition of “Financial Covenants” and the defined terms used therein but not defined in the Third Amended and Restated Standard Definitions, as amended, shall automatically be amended to reflect such amendments, supplements, modifications to and/or replacement of the Corporate Revolver Facility if the Required Facility Investors (or affiliates thereof) are lenders under the Corporate Revolver Facility at the time such amendment, supplement, modification and/or replacement is entered into.”
Section 1.02.    Amendment of the Indenture
Section 5.04(a)(vii) of the Indenture shall be amended by deleting the same in its entirety and replacing with:
“(vii) for so long as MORI or an Affiliate thereof is the Servicer, the Financial Covenants are not satisfied or waived (A) in accordance with the Corporate Revolver Facility or (B) by the Required Facility Investors if the Corporate Revolver Facility is terminated or the Financial Covenants do not relate to the Corporate Revolver Facility then in effect;”
Section 2.01.    Representations and Warranties
MVW, MORI, the Seller and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of MVW, MORI, the Seller and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of

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the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.
Section 2.02.    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 2.03.    Counterparts.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
Section 2.04.    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
THE PARTIES HERETO EACH SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR THE FACILITY DOCUMENTS.
Section 2.05.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

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Section 2.06.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 2.07.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.
Section 2.08    No Bankruptcy Petition.
(a)Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction with authority over such Conduit. The provisions of this Section 2.08(a) shall survive the termination of this Amendment.
(b)Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Amendment.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE
OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association,
not individually, but solely in its capacity as
Owner Trustee

By:	/s/ R Simpson
Name: Rachel Simpson
Title: Vice President

Address for notices:
c/o Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

MORI SPC SERIES CORP., as Seller

By:	/s/ Greg A. Langford
Name: Greg A. Langford
Title: President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

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MARRIOTT OWNERSHIP RESORTS, INC., in its individual capacity and as Servicer and Administrator

By:	/s/ Joseph J. Bramuchi
Name: Joseph J. Bramuchi
Title: Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

MARRIOTT VACATIONS WORLDWIDE CORPORATION, as Performance Guarantor

By:	/s/ Joseph J. Bramuchi
Name: Joseph J. Bramuchi
Title: Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

KL2 3086252, Omnibus Amendment No. 8

MVCO SERIES LLC, as Owner

By:	/s/ Greg A. Langford
Name: Greg A. Langford
Title: President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821
Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Back-Up Servicer and Custodian

By:	/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

Address for notices:
Wells Fargo Bank, National Association
MAC N9300-061
600 S. 4th Street,
Minneapolis, Minnesota 55479

Attention:    Corporate Trust
Services/Asset-Backed Administration
Facsimile Number:    (612) 667-3539
Telephone Number:    (612) 667-8058

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Rachel Simpson
Name: Rachel Simpson
Title: Vice President

Address for notice:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

KL2 3086252, Omnibus Amendment No. 8

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Jay Steiner
Name: Jay Steiner
Title: Managing Director

By:	/s/ Maureen Farley
Name: Maureen Farley
Title: Vice President

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile:  (212) 797-5300

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MOUNTCLIFF FUNDING LLC
as Conduit

By:	/s/ Alex Smith
Name: Alex Smith
Title: VP

Address for notices:
20 Gates Management LLC
30 Irving Place, 2nd Floor
New York, NY 10003
Attention: Vidrik Frankfather
Telephone: (212) 295-4146
Facsimile: (212) 295-3785
E-mail: mountcliff@20gates.com; and mountcliff.group@db.com

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Alternate Purchaser

By:	/s/ Jeffrey Traola
Name: Jeffrey Traola
Title: Authorized Signatory

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Securitized Products Finance
Telephone: (212) 325-0432
Email: abcp.monitoring@credit-suisse.com
list.afconduitreports@credit-suisse.com

KL2 3086252, Omnibus Amendment No. 8

CREDIT SUISSE AG, NEW YORK BRANCH
as Funding Agent

By:	/s/ Jeffrey Traola
Name: Jeffrey Traola
Title: Director

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Securitized Products Finance
Telephone: (212) 325-0432
Email: abcp.monitoring@credit-suisse.com
list.afconduitreports@credit-suisse.com

KL2 3086252, Omnibus Amendment No. 8

SUNTRUST BANK
as Non-Conduit Committed Purchaser

By:	/s/ Ileana I. Chu
Name: Ileana I. Chu
Title: Managing Director

Address for notices:
3333 Peachtree Street NE
10th Floor East
Atlanta, Georgia 30326
Attention: Kayla Williams and David Morley
Telephone: (404) 926-5475
Facsimile: (404) 495-2171
Email: strh.afg@suntrust.com

KL2 3086252, Omnibus Amendment No. 8

DEUTSCHE BANK AG, NEW YORK BRANCH
as Non-Conduit Committed Purchaser

By:	/s/ Jay Steiner
Name: Jay Steiner
Title: Managing Director

By:	/s/ Maureen Farley
Name: Maureen Farley
Title: Vice President

Address for notices:
60 Wall Street
New York, New York 10005
Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile:  (212) 797-5300

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BANK OF AMERICA, N.A.
as Non-Conduit Committed Purchaser

By:	/s/ Carl W. Anderson
Name: Carl W. Anderson
Title: Managing Director

Address for notices:
Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255
Attention: ABS Banking & Finance c/o
Carl Anderson / Andrew Estes
Telephone: 646-855-4242 / 980-387-2125
Email: carl.w.anderson@baml.com,
andrew.estes@baml.com

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WELLS FARGO BANK, NATIONAL ASSOCIATION
as Non-Conduit Committed Purchaser

By:	/s/ Joseph McElroy
Name: Joseph McElroy
Title: Director

Address for notices:
Wells Fargo Bank, National Association
7711 Plantation Rd
Roanoke, VA 24019
Attention: Joseph McElroy
Telephone: (212) 214-5757
Email: Joe.Mcelroy@wellsfargo.com

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